Sub-Item 77I: Terms of New or Amended Securities

Effective September 6, 2017, the Goldman Sachs Tactical Exposure
Fund (the "Fund") commenced offering Institutional shares and Class R6 shares (collectively, the "Shares"). The terms of the Shares for the Fund are described in Post-Effective Amendment No. 624 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 24, 2017 (Accession No. 0001193125-
17-266933), which is incorporated by reference.

Effective December 29, 2017, the Goldman Sachs Strategic Factor
Allocation Fund (the "Fund") commenced offering Class R6 shares
("Shares"). The terms of the Shares for the Fund are described in Post-Effective Amendment No. 638 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 22, 2017 (Accession No. 0001193125-17-377720), which is incorporated by reference.

Effective December 29, 2017, the Goldman Sachs Tactical Tilt Overlay Fund (the "Fund") commenced offering Class R6 shares ("Shares"). The terms of the Shares for the Fund are described in Post-Effective Amendment No. 639 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 22, 2017 (Accession No. 0001193125-17-377743), which is incorporated by reference.

Effective December 29, 2017, the Goldman Sachs Enhanced Dividend
Global Equity Portfolio and the Goldman Sachs Tax-Advantaged Global Equity Portfolio (the "Funds") commenced offering Class R6 shares ("Shares"). The terms of the Shares for the Funds are described in Post-Effective Amendment No. 640 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 22, 2017 (Accession No. 0001193125-17-377762), which is incorporated by reference.

Effective December 29, 2017, the Goldman Sachs Technology
Opportunities Fund (the "Fund") commenced offering Class R6 shares ("Shares"). The terms of the Shares for the Fund are described in Post-Effective Amendment No. 642 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on December 22, 2017 (Accession No. 0001193125-17-377792), which is incorporated by reference.